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                          JPMORGAN U.S. EQUITY FUNDS

                        JPMORGAN DYNAMIC SMALL CAP FUND
                         JPMORGAN SMALL CAP EQUITY FUND
                             (ALL SHARE CLASSES)


                          JPMORGAN SERIES TRUST II

                        JPMORGAN SMALL COMPANY PORTFOLIO


                      Supplement dated September 1, 2004
           to the Prospectuses dated May 1, 2004 and April 16, 2004


The information relating to the section entitled THE PORTFOLIO MANAGERS for each of the JPMorgan Dynamic Small Cap Fund, JPMorgan Small Cap Equity Fund and JPMorgan Small Company Portfolio is hereby deleted in its entirety and replaced with the following:


      The portfolio management team is led by Christopher T. Blum, Vice President of JPMIM, and Dennis S. Ruhl, Vice President of JPMIM.
      Mr. Blum has been an employee of JPMIM or one of its affiliates since 2001. Previously, Mr. Blum worked for Pomona Capital in the valuation and acquisition of private equity assets. Mr. Ruhl has been an employee of JPMIM or one of its affiliate since 1999.






                                                                    SUP-SCPR-904